UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction

of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

12 Federal Street, One North Shore Center Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 29, 2018, F.N.B. Corporation filed with the Securities and Exchange Commission a prospectus supplement to the base prospectus contained in its effective shelf registration statement (File No. 333-224979), which related to shares of its common stock, par value $0.01 per share, that may be offered pursuant to equity awards held by certain former non-employee directors, directors emeritus, advisory directors and consultants of Metro Bancorp, Inc. This report is being filed to present certain exhibits that will be incorporated by reference into the prospectus and the registration statement.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

5.1	Opinion of James G. Orie as to the validity of the securities being registered

23.1	Consent of James G. Orie (included in Exhibit 5.1 hereto)

99.1	Metro Bancorp, Inc. 2011 Directors Stock Option Plan (incorporated by reference to Exhibit 99.2 to the Corporation’s Report on Form 8-K filed on February 24, 2016)

99.2	Metro Bancorp, Inc. Amended 2001 Directors Stock Option Plan (incorporated by reference to Exhibit 99.3 to the Corporation’s Report on Form 8-K filed on February 24, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: May 29, 2018